Exhibit 99.1

Hyatt and Grupo Piñero Announce Plans to Form Strategic Venture for Growth of Bahia Principe Hotels & Resorts Brand

Strategic joint venture will strengthen Hyatt’s position as a global leader in the all-inclusive space and boost the growth of Grupo Piñero’s hotel division and its ability to reach new clients in key markets

CHICAGO, IL / PALMA DE MALLORCA, SPAIN (October 28, 2024) – Hyatt Hotels Corporation (NYSE: H) today announced plans for affiliates of Hyatt and Grupo Piñero to enter into a long-term asset-light strategic joint venture, headquartered in Palma de Mallorca, Spain, which will manage Bahia Principe-branded hotels and resorts and own the Bahia Principe brand. The 50/50 joint venture is expected to expand Hyatt’s all-inclusive room portfolio by approximately 30% and enhance Hyatt’s position as one of the leading providers of all-inclusive offerings across the world.

For Grupo Piñero, this strategic venture will build on the company’s longstanding success in all-inclusive hospitality with a robust European customer base and is expected to provide expanded opportunities with travelers in the Americas and other important markets.

The transaction is anticipated to close in the coming months subject to customary closing conditions. Hyatt plans to appoint Bahia Principe’s current Chief Executive Officer Julio Pérez as Chief Executive Officer to lead the management company following close, with Grupo Piñero’s current Global Chief Executive Officer Encarna Piñero serving as Chairman of the Board and additional officers to be named at a later time.

Upon closing, 23 resorts, totaling over 12,000 rooms, including 22 resorts under the Bahia Principe Hotels & Resorts brand located across the Dominican Republic, Mexico, Jamaica, and Spain, as well as the exclusive Cayo Levantado Resort in the Dominican Republic will be added to Hyatt’s Inclusive Collection. A majority of the proceeds from this transaction will be leveraged by Grupo Piñero to enhance existing Bahia Principe resorts.

“The addition of Bahia Principe’s resorts to Hyatt’s Inclusive Collection will enhance Hyatt’s all-inclusive offering and strengthen our leadership position with one of the largest collections of all-inclusive resorts in the world,” said Mark Hoplamazian, President and Chief Executive Officer, Hyatt. “Grupo Piñero’s family business culture, shared values, and expertise in the four- to five-star all-inclusive category coupled with Hyatt’s leadership in luxury all-inclusive creates powerful opportunities across Hyatt’s business – for guests and World of Hyatt members seeking quality all-inclusive experiences across stay occasions, and for hotel owners who can benefit from the network effect of more travelers within the portfolio.”

“For Grupo Piñero, the asset-light long-term strategic joint venture with Hyatt will strengthen Bahia Principe’s legacy and represents a clear path to build on its success and growth strategy for the future,” said Encarna Piñero, Global CEO of Grupo Piñero. “Bahia Principe has experienced rapid growth since the opening of our first property in the Dominican Republic nearly 30 years ago. Throughout our journey, we have maintained our core beliefs as a family-owned business, always being faithful to our purpose of seeking to generate a positive social and economic impact for the local communities of the destinations in which we operate. We appreciate and recognize these values in Hyatt’s purpose of care and look forward to the next chapter in Bahia Principe’s bright future.”

With a history of almost 50 years, Grupo Piñero has established itself as a benchmark in the tourism industry internationally. Grupo Piñero’s company culture aligns closely with Hyatt’s values, purpose, and a shared commitment to responsible business.

Bahia Principe Hotels & Resorts is expected to join the World of Hyatt loyalty program at a later date.

The term “Hyatt” is used in this release for convenience to refer to Hyatt Hotels Corporation and/or one or more of its affiliates.

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company guided by its purpose – to care for people so they can be their best. As of June 30, 2024, the Company’s portfolio included more than 1,350 hotels and all-inclusive properties in 78 countries across six continents. The Company’s offering includes brands in the Timeless Collection, including Park Hyatt®, Grand Hyatt®, Hyatt Regency®, Hyatt®, Hyatt Vacation Club®, Hyatt Place®, Hyatt House®, Hyatt Studios, and UrCove; the Boundless Collection, including Miraval®, Alila®, Andaz®, Thompson Hotels®, Dream® Hotels, Hyatt Centric®, and Caption by Hyatt®; the Independent Collection, including The Unbound Collection by Hyatt®, Destination by Hyatt®, and JdV by Hyatt®; and the Inclusive Collection, including Impression by Secrets, Hyatt Ziva®, Hyatt Zilara®, Zoëtry® Wellness & Spa Resorts, Secrets® Resorts & Spas, Breathless Resorts & Spas®, Dreams® Resorts & Spas, Hyatt Vivid Hotels & Resorts, Alua Hotels & Resorts®, and Sunscape® Resorts & Spas. Subsidiaries of the Company operate the World of Hyatt® loyalty program, ALG Vacations®, Mr & Mrs Smith™, Unlimited Vacation Club®, Amstar DMC destination management services, and Trisept Solutions® technology services. For more information, please visit www.hyatt.com.

About Grupo Piñero

Grupo Piñero is a Spanish tourism group founded in 1975 by Pablo Piñero. Currently chaired by Isabel García Lorca and led since 2017 by Encarna Piñero, as Global CEO, together with her sisters Isabel, Chief Sustainability Officer and Lydia, chair of the Investment Committee. With almost 50 years of history, the Group carries out responsible management with a strategic plan whose transversal axis is sustainability. The main objective of this vision is to care for people, the environment and the promotion of tourism that generates wealth while based on respect for the destinations where it operates.

Its activity includes four divisions: the Hotel business, which has resorts in the Dominican Republic (first hotel group with the largest number of owned establishments), Mexico, Jamaica and Spain; the Real Estate and Golf business, with residential complexes in the Dominican Republic and Mexico; the Tour Operator division, comprising Soltour, the leading independent tour operator in Spain and Portugal in the holiday segment, and the Mobility Incoming & Leisure division, which includes Coming2, the perfect destination host that complements the offer through land and maritime transport services, highlighting its commitment to sustainable mobility. Today, Grupo Piñero has more than 15,000 employees in Spain, Portugal, Dominican Republic, Mexico, Jamaica, Switzerland, USA, Argentina and Luxemburg.

For more information: www.grupo-pinero.com

Forward-Looking Statements

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s proposed strategic joint venture transaction, the expected timeline for completing the transaction and leadership of the management company in connection with the transaction, the development pipeline related to the transaction, strategies, outlook, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as earthquakes, tsunamis, tornadoes, hurricanes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotels services or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company’s filings with the SEC, including our annual reports on Form 10-K and quarterly reports on Form 10-Q, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

MEDIA CONTACTS:

Hyatt

Robert Martinez

robert.martinez1@hyatt.com

Grupo Piñero

Patricia Reina

preina@grupo-pinero.com

Yndira Marin

yndira.marin@llyc.global

INVESTOR CONTACTS:

Adam Rohman

adam.rohman@hyatt.com

Ryan Nuckols

ryan.nuckols@hyatt.com